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                                                                Exhibit 10.3(ii)


                               AMENDMENT NO. 1 TO
                             STOCKHOLDERS AGREEMENT


     THIS AMENDMENT NO.1 to Stockholders Agreement (this "Agreement") is dated as of December 31, 1996 by and among National Equipment Services, Inc., a Delaware corporation (the "Company"), Golder, Thoma, Cressey, Rauner Fund IV, L.P., a Delaware limited partnership (the "Investor"), Kevin Rodgers ("Rodgers"), Paul Ingersoll ("Ingersoll") and Dennis O'Connor ("O'Connor"). This Agreement amends the Stockholders Agreement, dated as of June 4, 1996 (the "Original Agreement"), between the Company, the Investor, Rodgers and Ingersoll. Capitalized terms used but not defined herein shall have the meanings assigned them in the Original Agreement.

     WHEREAS, the parties hereto now desire to amend the Original Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Original Agreement as follows:


Section I. Amendments to Original Agreement. As of the date hereof, the Original Agreement shall be amended as follows:

         I.1. Section 16(a) of the Original Agreement shall be and hereby is amended by (i) deleting the words "(including, without limitation, any Seller (as defined in the Purchase Agreement))" in the second line thereof and (ii) deleting the words "Sections 1B(b) and 1B(c)" and replacing them with the words "Section 1B(b)" in the fourth line thereof.

         I.2. Section 16(b) of the Original Agreement shall be and hereby is amended by (i) deleting the words "(including, without limitation, any Seller)" in the second line thereof and (ii) deleting the words "Sections 1B(b) and 1B(c)" and replacing them with the words "Section 1B(b)" in the third line thereof.

         I.3. The Original Agreement shall be and hereby is amended by adding O'Connor as a party thereto and as a Stockholder thereunder. O'Connor hereby agrees to be bound by all of the covenants, terms and conditions contained in the Original Agreement, as amended. The parties hereto agree that the signature page hereto bearing O'Connor's signature constitutes a "counterpart signature page" to the Original Agreement pursuant to Section 14 of the Original Agreement.




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Section  II.   Miscellaneous.

         II.1. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         II.2. Governing Law. This Agreement will be governed by and construed in accordance with the domestic laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.



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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No.1 to Stockholders Agreement on the day and year first above written.


     NATIONAL EQUIPMENT SERVICES, INC.

     By:    /s/ Kevin Rodgers
            -----------------------------
     Its:   President
            -----------------------------


     GOLDER, THOMA, CRESSEY, RAUNER FUND IV, L.P.


     By:  GTCR IV, L.P.
     Its:  General Partner


     By:  Golder, Thoma, Cressey, Rauner, Inc.
     Its:  General Partner


     By:    /s/ Carl D. Thoma
            ------------------------------
     Its:  Principal


     /s/ Kevin Rodgers
     ------------------------------
     KEVIN RODGERS


     /s/ Paul R. Ingersoll
     ------------------------------
     PAUL INGERSOLL


     /s/ Dennis O'Connor
     ------------------------------
     DENNIS O'CONNOR